                                                                      Exhibit 10



                 Middlesboro Federal Bank, Federal Savings Bank
                           1993 Stock Option plan



     1.  Purpose of the Plan.

     The purpose of this Middlesboro Federal Bank, Federal Savings Bank 1993 Stock Option Plan (the "Plan") is to advance the interests of Middlesboro Federal Bank, Federal Savings Bank through providing select key Employees and Directors of the Savings Bank with the opportunity to purchase shares of Common Stock of the Savings Bank. By encouraging such stock ownership, the Savings Bank seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to key Employees and Directors of the Savings Bank or any present or future Parent or Subsidiary of the Savings Bank to promote the success of the business. It is intended that options issued pursuant to this Plan may constitute either ISOs or Non-ISOs.

     2.   Definitions.

     As used herein, the following definitions shall apply.

     (a) "Savings Bank" shall mean the Middlesboro Federal Bank, Federal Savings Bank, Middlesboro, Kentucky.

     (b)  "Board" shall mean the Board of Directors of the Savings Bank.

     (c)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (d) "Committee" shall mean the Stock Option Committee appointed by the Board in accordance with paragraph 4(a) of the Plan hereof.

     (e) "Common Stock" shall mean the common stock, par value $.0l per share, of the Savings Bank.

     (f) "Continuous Employment" or "Continuous Status as an Employee" shall mean the absence of any interruption or termination of employment by the Savings Bank or any present or future Parent or Subsidiary of the Savings Bank. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence, approved by the Savings Bank or in the case of transfers between payroll locations of the Savings Bank, its Parent, its Subsidiaries or a successor.

     (g)  "Director" shall mean any member of the Board of Directors.

     (h)  "Effective Date" shall mean the date specified in paragraph 12 hereof.

     (i) "Employee" shall mean any person employed by the Savings Bank or any present or future Parent or Subsidiary of the Savings Bank.

     (j) "Option" shall mean an option to purchase Shares granted pursuant to the Plan, whether the option is an incentive stock option within the meaning of
Section 422 of the Code (an "ISO"), or an option that does not so qualify
(a "Non-ISO")

     (k) "Option Price" shall mean the price per Option Share at which an Option may be exercised.

     (l) "Optioned Shares" shall mean Shares subject to an Option granted pursuant to this Plan.

     (m) "Optionee" shall mean any person who receives an Option pursuant to the Plan.

     (n) "Parent" shall mean any present or future corporation which would be a "parent corporation" as defined in Subsections 424(e) and (g) of the Code.

     (o) "Plan" shall mean the Middlesboro Federal Bank, Federal Savings Bank 1993 Stock Option Plan.

     (p)  "Share" shall mean one share of Common Stock.

     (q) "Subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" as defined in Subsections 424(f) and (g) of the Code.

     3.   Shares Subject to the Plan.

     Except as otherwise required by the provisions of paragraph 11 hereof, the aggregate number of Shares deliverable upon the exercise of Options pursuant to the Plan shall not exceed _____/1/ Shares. Such Shares may either be authorized but unissued Shares or Shares held in treasury.

     If Options should expire, become unexercisable or be forfeited for any reason without having been exercised in full, the Option Shares shall, unless the Plan shall have been terminated, be available for the grant of additional Options under the Plan.


-------------------------------

  /1/     Equal to 10% of the total number of shares of Common Stock sold in the formation of a mutual holding company by the Savings Bank.

     4.   Administration of the Plan.

     (a) Composition of Committee. The Plan shall be administered by the Committee, which shall consist of not less than three (3) Directors appointed by the Board. All persons designated as members of the Committee shall be "disinterested persons" within the meaning of Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). Members of the Committee shall serve at the pleasure of the Board. In the absence at any time of a duly appointed Committee, the Plan shall be administered by those Directors who are "disinterested persons" within the meaning of Rule 16b-3.

     (b) Powers of the Committee. The Committee shall have discretionary authority (but only to the extent not contrary to the express provisions of the Plan or to resolutions adopted by the Board) to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the form and content of Options to be issued under the Plan and to make other determinations necessary or advisable for the administration of the Plan, and shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee.

     (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

     5.   Eligibility.

     (a) General Rule. In its sole discretion, the Committee may grant Options to Employees of the Savings Bank, or any present or future Parent or Subsidiary. Each nonemployee director shall be granted Non-ISOs only in accordance with paragraph 11 hereof. An Optionee who has been granted an Option may, if otherwise eligible, be granted an additional Option or Options. However, no Employee or Director shall have a right to be granted an Option or, having received an option, the right to again be granted an Option.

     (b) Special Rules. The aggregate fair market value (determined in accordance with paragraph 7 hereof), as of the date the Option is granted, of the Shares with respect to which incentive stock options are exercisable for the first time by an Employee during any calendar year (under all incentive stock option plans, as defined in Section 422 of the Code, of the Savings Bank or any present or future Parent or Subsidiary of the Savings Bank) shall not exceed $100,000. Notwithstanding the prior provisions of this paragraph, the Committee may grant Options in excess of the foregoing limitations, in which case such Options granted in excess of such limitation shall be Options which are not incentive stock options, as defined in Section 422 of the Code, pursuant to
Section 422(d) of the Code. Furthermore, in no event shall Shares subject to Options granted to non-employee Directors under this Plan exceed in the aggregate more than 20% of the total number of Shares authorized for issuance pursuant to paragraph 3 hereof.

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     6.   Term of Plan; Term of Options.

     (a) The Plan shall continue in effect for a term of ten years from the Effective Date, unless sooner terminated pursuant to paragraph 17 hereof. No Option shall be granted under the Plan after ten years from the Effective Date.

     (b) The term of each Option granted under the Plan shall be established by the Committee, but shall not exceed 10 years; provided, however, that in the case of an Employee who owns Shares representing more than 10% of the outstanding Common Stock at the time the Option is granted, the term of such Option shall not exceed five (5) years.

     7.   Option Price.

     (a) The Option Price as to any particular Option granted under the Plan shall not be less than the fair market value of the Optioned Shares on the date of grant. In the case of an Employee who owns Shares representing more than 10% of the Savings Bank's outstanding Shares of Common Stock at the time an ISO is granted, the Option Price shall not be less than 110% of the fair market value of the Optioned Shares at the time the ISO is granted.

     (b) Determination of Option Price. If the Common Stock is traded otherwise than on a national securities exchange at the time of the granting of an Option, then the Option Price per Share shall be not less than the mean between the bid and asked price on the date the Option is granted or, if there is no bid and asked price on said date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the Option Price per Share shall be determined by the Committee, in its sole and absolute discretion. If the Common Stock is listed on a national securities exchange (including the NASDAQ National Market System) at the time of granting an Option, then the Option Price per share shall be not less than the average of the highest and lowest selling price on such exchange on the date such Option is granted or if there were no sales on said date, then the Option Price shall be not less than the mean between the bid and asked price on such date.

     (c) Reissuance of Options. Notwithstanding anything herein to the contrary, the Committee shall have the authority to cancel outstanding Options with the consent of the Optionee and to reissue new Options at a lower Option Price equal to the then fair market value per share of Common Stock in the event that the fair market value per share of Common Stock at any time prior to the date of exercise of outstanding Options falls below the Option Price of such Options; provided that the Option Price, of the reissued Options shall in no event be less than 75% of the Option Price of the Option when first issued.

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     8.   Exercise of Option.

     (a) Procedure for Exercise. Any Option granted hereunder shall be exercisable at such times and under such conditions as shall be permissible under the terms of the Plan and of the Option granted to an Optionee. An Option may not be exercised for a fractional Share.

     An Optionee may exercise Options granted pursuant to the Plan, subject to provisions relative to its termination and limitations on its exercise, only by
(l) written notice of intent to exercise the Option with respect to a specified number of Shares, and (2) payment to the Savings Bank (contemporaneously with delivery of such notice) in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the Option Price for the number of Shares with respect to which the Option is then being exercised. Each such notice and payment shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Treasurer of the Savings Bank at the Savings Bank's executive offices. Common Stock utilized in full or partial payment of the Option Price shall be valued at its fair market value at the date of exercise.

     (b) Exercise During Employment or Following Death or Disability. Except as may be specifically provided for by the terms of an Option as may be authorized by the Committee at the time of such grant, an Option may be exercised by an Optionee only while he is an Employee and has maintained Continuous Status as an Employee since the date of the grant of the Option or within three months after termination of status as an Employee (but not later than the date on which the Option would otherwise expire), except if the Savings Bank terminates his Continuous Employment by reason of (1) "Just Cause" (which for purposes hereof shall have the same meaning as defined in the then existing employment agreement between the Optionee and the Savings Bank or any of its Parent or Subsidiaries and, in the absence of any such agreement, shall have the meaning defined in 12 C.F.R. (S)563.39(b)(l) as in effect on the Effective Date), then the Optionee's rights to exercise such Option shall expire on the date of such termination; (2) death, then to the extent that the Optionee would have been entitled to exercise the Option immediately prior to his death, such Option of the deceased Optionee may be exercised within two years from the date of his death (but not later than the date on which the option would otherwise expire) by the personal representatives of his estate or person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution; or (3) Permanent and Total Disability (as such term is defined in Section 22(e)(3) of the Code), then to the extent that the Optionee would have been entitled to exercise the Option immediately prior to his Permanent and Total Disability, such Option may be exercised within one year from the date of such Permanent and Total Disability, but not later than the date on which the Option would otherwise expire. Notwithstanding the provisions of any Option which provides for its exercise in installments as designated by the Committee, such Option shall become immediately exercisable upon death or Permanent and Total Disability, as defined herein, of the Optionee.

     The Committee's determination whether an Optionee's Continuous Employment has ceased, and the effective date thereof shall be final and conclusive on all persons affected thereby.

     (c) Notwithstanding anything herein to the contrary, in no event shall any Option granted pursuant to the Plan be exercisable for six months from the date of grant, except in the event of the death, retirement or Permanent and Total Disability of the Optionee.

     9.   Change in Control.

     Notwithstanding the provisions of any Option which provides for its exercise in installments as designated by the Committee, such Option shall become immediately exercisable in the event of a change in control (or immediately prior to the occurrence of a change in control of the Savings Bank if such change would cause the optionee's rights under the Option to be extinguished for any reason). At such time, the Optionee shall, at the discretion of the Committee, be entitled to receive cash in an amount equal to the excess of the fair market value of the Common Stock (determined in accordance with paragraph 7) subject to such Option over the Option Price of such shares, in exchange for the surrender of such Options by the Optionee. For purposes of this paragraph, "change in control" shall mean the acquisition of the beneficial ownership (as that term is defined in Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934) of 25% or more of the voting securities of the Savings Bank by any person or by persons acting as a group within the meaning of Section 13(d) of the Securities Exchange Act of 1934. A change in control shall not be deemed to have occurred with respect to a transaction in which the Savings Bank forms a holding company without change in the respective beneficial ownership interests of its stockholders other than pursuant to the exercise of any dissenter and appraisal rights or the purchase of shares by underwriters in connection with a public offering. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a change in control, or offer to effect a change in control, has occurred shall be conclusive and binding.

     10.  Non-Transferability of Options.

     Options granted under the Plan may not be sold, pledged, as signed, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. An Option may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11.  Grants for Nonemployee Directors.

     (a) Grants to Nonemployee Directors. Notwithstanding any other provisions of this Plan, each Director who is not an Employee at the Effective Date shall receive on the Effective Date, Options to purchase _____/2/ Shares of Common Stock at an Option Price equal to the initial offering price of such Common Stock, and each Director who is not an Employee and who first joins the


-------------------------

 /2/      To be determined as follows: 20% of the aggregate number of Shares subject to the Plan, pursuant to paragraph 3, shall be divided in equal numbers between all Directors who are not Employees at the Effective Date.

Board after the Effective Date shall receive, or the date he became a Director, Options to purchase 100 Shares of common Stock at an Option Price equal to the then fair market value of such Common Stock

     (b) Terms of Exercise. Options received under the provisions of this paragraph may be exercised by (l) written notice of intent to exercise the Option with respect to a specified number of Shares, and (ii) payment to the Savings Bank (contemporaneously with the delivery of such notice) in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the Option Price for the number of Shares with respect to which the Option is then being exercised. Each such notice and payment shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Treasurer of the Savings Bank at the Savings Bank's executive offices A nonemployee Director who exercises Options pursuant to this paragraph may satisfy all applicable federal, state and local income and employment tax withholding obligations, in whole or in part, by irrevocably electing to have the Savings Bank withhold shares of Common Stock, or to deliver to the Savings Bank shares of Common Stock that he already owns, having a value equal to the amount required to be withheld; provided that to the extent not inconsistent herewith, such election otherwise complies with those requirements or Paragraphs 8(a) or 20 hereof. Such Options may be exercised only while the Optionee is a Director of the Savings Bank, or within one year after termination of the Optionee's status as a Director but not later than the date on which such Options would otherwise expire, or in the event of such person's death during the term of his directorship, by the personal representatives of his estate or person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution. Such Options of a deceased Director may be exercised within two years from the date of his death, but not later than the date on which the Option would otherwise expire. Unless otherwise inapplicable, or inconsistent with the provisions of this paragraph, the Options to be granted to Directors hereunder shall be subject to all other provisions of this Plan.

     12.  Effect or Change in Common Shares Subject to the Plan.

     In the event that each of the outstanding shares of Common Stock (other than Shares held by dissenting shareholders) shall be changed into or exchanged for a different number or kind of shares of capital stock of the Savings Bank or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, stock dividend, split-up, combination of shares, or otherwise), then there shall be substituted for each Share of Common Stock then under Option or available for Option the number and kind of shares of capital stock into which each outstanding Share of Common Stock (other than Shares held by dissenting stockholders) shall be so changed or for which each such Share shall be so exchanged, together with an appropriate adjustment of the Option Price.

     In the event there shall be any change in the number of, or kind of, issued shares of Common Stock, or of any capital stock or other securities into which such Common Stock shall have been changed, or for which it shall have been exchanged, then if the Committee shall, in its discretion, determine that such change equitably requires an adjustment in the number, or kind, or Option Price of Shares then subject to an Option or available for Option, such adjustment shall be made by the Board and shall be effective and binding for a11 purposes of the Plan.

     13.  Time or Granting Options.

     The date of grant of an Option under the Plan shall, for all purposes, be the date on which the Committee makes the determination of granting such Option. Notice of the determination shall be given to each Optionee to whom an Option is so granted within a reasonable time after the date of such grant.

     14.  Effective Date.

     The Plan shall become effective upon the effective date of the formation of the Mutual Holding Company by the Savings Bank. Options may be granted prior to approval of the Plan by the stockholders of the Savings Bank if the exercise of such Options is subject to such stockholder approval of the Plan. The Plan shall continue in effect for a term of ten years from the Effective Date, unless sooner terminated under paragraph 17 hereof.

     15.  Approval by Stockholders.

     The Plan shall be approved by stockholders of the Savings Bank within twelve (12) months before or after the Effective Date.

     16.  Modification of Options.

     At any time, and from time to time, the Board may authorize the Committee to direct execution of an instrument providing for the modification of any outstanding Option, provided no such modification, extension or renewal shall confer on the holder of said Option any right or benefit which could not be conferred on him by the grant of a new Option at such time, or impair the Option without the consent of the holder of the Option.

     17.  Amendment and Termination of the Plan.

     The Board may from time to time amend, modify or terminate the Plan, except that no action of the Board may materially increase (other than as provided in Paragraph 12) the maximum number of Shares permitted to be optioned or become available for the granting of Options under the Plan, materially increase the benefits accruing to Optionees, or materially modify the requirements for eligibility for participation in the Plan, unless such action of the Board shall be subject to approval or ratification by the stockholders of the Savings Bank.

     No amendment, suspension or termination of the Plan shall, without the consent of any affected Optionee, alter or impair any rights or obligations under any Option theretofore granted to such Optionee under the Plan.

     18.  Conditions Upon Issuance shares.

     Shares of Common Stock shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law, and the requirements of any stock exchange upon which the Shares may then be listed.

     The inability of the Savings Bank to obtain approval from any regulatory body or authority deemed by the Savings Bank's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Savings Bank of any liability in respect of the non-issuance or sale of such Shares. As a condition to the exercise of an Option, the Savings Bank may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

     19.  Reservation or Shares.

     The Savings Bank, during the term of the Plan, will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

     20.  Withholding Tax.

     The Savings Bank's obligation to deliver shares of Common Stock upon exercise of Options, in whole or in part, shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. The Committee, in its discretion, may permit the Optionee to satisfy the obligation, in whole or in part, by irrevocably electing to have the Savings Bank withhold shares of Common Stock, or to deliver to the Savings Bank shares of Common Stock that he already owns, having a value equal to the amount required to be withheld. The value of shares to be withheld, or delivered to the Savings Bank, shall be based on the fair market value of the shares as determined in accordance with procedures to be established by the Committee, on the date the amount of tax to be withheld is to be determined, (the "Tax Date"). The Optionee's election to have shares withheld, or delivered to the Savings Bank, for this purpose will be subject to the following restrictions:

     (l) the election must be made prior to the Tax Date,

     (2) the election must be irrevocable,

     (3) the election will be subject to the disapproval of the Committee, and

     (4) if an optionee is a person whose transactions in stock of the Savings Bank are subject to Section 16(b) of the Securities Exchange Act of 1934 and the Plan is then intended to qualify under Rule 16b-3, such election may not be made within six months of the date the Option is granted and must be made during the period beginning on the third business day and ending on the twelfth business day that follows the release of the Savings Bank's quarterly or annual summary statement of sales and earnings.

     21.  Governing Law.

     The Plan shall be governed by and construed in accordance with the laws of the State of Kentucky, except to the extend preempted by federal law as now or hereafter in effect.

                      CUMBERLAND MOUNTAIN BANCSHARES, INC.
                            1993 STOCK OPTION PLAN

                              -------------------

                                1997 Amendment

                              -------------------



     WHEREAS, Cumberland Mountain Bancshares, Inc. (the "Company") maintains the Cumberland Mountain Bancshares, Inc. 1993 Stock Option Plan (the "Option Plan"); and

     WHEREAS, the Board deems it to be in the best interest of the Company, its subsidiaries, and their employees to amend the Option Plan to conform to the Office of Thrift Supervision's requested revisions.

     NOW THEREFORE, pursuant to Paragraph 17 of the Option Plan, the Option Plan is hereby amended as follows, effective February __, 1997.

     1. The Plan shall be amended by adding the following new Paragraph 2 (i.1) to provide as follows:

               (i.1)   "OTS Award Limitations" shall mean the following
         percentage limitations, determined with respect to the total Shares reserved for awards under this Plan and the Cumberland Mountain Bancshares, Inc. 1997 Stock Option and Incentive Plan: 25% for total Options to any particular Employee, 5% for total Options to any particular non-employee Director, and 30% for total Options to the non-employee Directors as a group.


     2. Paragraph 5(a) of the Option Plan shall be amended by inserting the following sentence at the end thereof:

               Notwithstanding the foregoing, no Employee or non-employee Director shall receive Options in excess of the OTS Award Limitations.

     3. The last sentence of Paragraph 5(b) of the Option Plan shall be amended by adding the following parenthetical between the words "authorized" and "for":

               (Not to exceed the OTS Award Limitations).

     4. Paragraph 9 of the Option Plan shall be amended in its entirety to provide as follows:

               9.      Change in Control. Notwithstanding the provisions of any
                       -----------------
         Option which provides for its exercise in installments as designated by the Committee, such Option shall become immediately exercisable in the event of a change in control (or immediately prior to the occurrence of a change in control of the Bank

1997 Amendment
1993 Stock Option Plan
Page 2


         or the Company if such change would cause the Optionee's rights under the Option to be extinguished for any reason). At such time, the Optionee shall, at the discretion of the Committee, be entitled to receive cash in an amount equal to the excess of the fair market value of the Common Stock (determined in accordance with paragraph 7) subject to such Option over the Option Price of such shares, in exchange for the surrender of such Options by the Optionee. A "Change in Control" of the Bank shall mean (i) a plan of reorganization, merger, merger conversion, consolidations or sale of all or substantially all of the assets of the Bank or the Company or a similar transaction occurs in which the Bank or the Company is not the resulting entity; (ii) individuals who constitute the Board of the Bank or the board of directors of the Company cease for any reason to constitute a majority thereof; or (iii) a Change in Control within the meaning of 12 C.F.R.
         (S) 574.4 occurs, as determined by the Board of the Bank or the board of directors of the Company; provided, however, that a Change in
                                      --------  -------
         Control shall not be deemed to occur as the result of acquisitions of Common Stock by Messrs. J. Roy Shoffner and James J. Shoffner.

               In the event that the Company converts from the mutual form of organization to the stock form of organization on a stand-alone basis at any time subsequent to the effective date of this Agreement ("Stock Company"), a Change in Control of the Bank or the Stock Company for purposes of this Plan shall mean an event of a nature that: (I) would be required to be reported in response to Item I of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 ("Exchange Act"); or (II) results in a Change in Control of the Bank or the Stock Company within the meaning of the Home Owners' Loan Act of 1933 and the Rules and Regulations promulgated by the Office of Thrift Supervision (or its predecessor agency), as in effect on the date hereof; or (III) without limitation, such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Bank or the Stock Company representing twenty percent (20%) or more of the combined voting power of the Bank's or the Stock Company's outstanding securities except for any securities of the Bank purchased by the Bank's employee stock ownership plan and trust; or (b) individuals who constitute the Board of the Bank or the board of directors of the Stock Company on the date hereof ("Incumbent Board") cease for any reason to constitute at least a majority thereof; provided that any person becoming a director subsequent to the date
         --------
         hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Stock Company's stockholders was approved by the same nominating committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the

1997 Amendment
1993 Stock Option Plan
Page 3


          Incumbent Board; or (c) the occurrence of a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Stock Company or similar transaction in which the Bank or the Stock Company is not the resulting entity. Provided, however,
                                                            --------  -------
          that a Change in Control shall not be deemed to occur as the result of acquisitions of Common Stock by Messrs. J. Roy Shoffner and James J. Shoffner.

     4. Paragraph 11(a) shall be amended by inserting the following parenthetical between the words "Stock" and "at":

               (Not to exceed the OTS Award Limitations).

     5. Nothing contained herein shall be held to alter, vary or affect any of the terms, provisions, or conditions of the Option Plan or any Option granted thereunder, other than as stated above.

     WHEREFORE, on this ____ day of _____________, 1997, the Company executes this 1997 Amendment to the Plan.

                                   CUMBERLAND MOUNTAIN BANCSHARES, INC.


                                   By
                                     -------------------------------------
                                     Its President


-----------
Date                               Attest:                  (Seal)
                                           -----------------